UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1685

Name of Registrant:	Vanguard Morgan Growth Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - March 31, 2006

Item 1:	Reports to Shareholders

    Vanguard® Morgan Growth Fund

   > Semiannual Report

   March 31, 2006

> During the six months ended March 31, 2006, the Morgan Growth Fund returned 10.0%.

> The stock market made impressive gains during the period, with returns from small- and mid-capitalization stocks besting those of large-cap issues.

> Selections in the information technology and industrials sectors were areas of strength for the fund, while its consumer discretionary holdings fared less well.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	6

Fund Profile	9

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	26

Trustees Renew Advisory Arrangements	28

Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard Morgan Growth Fund

Investor Shares	10.0%

Admiral(TM)Shares[1]	10.0

Russell 3000 Growth Index	7.0

Average Multi-Cap Growth Fund[2]	9.2

Dow Jones Wilshire 5000 Index	8.0

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Morgan Growth Fund

Investor Shares	$ 17.04$	18.64$	0.09$	0.000

Admiral Shares	52.91	57.81	0.39	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. 2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the half-year ended March 31, 2006, Vanguard Morgan Growth Fund posted solid returns, surpassing the return of the average multi-cap growth fund. The fund also beat the Russell 3000 Growth Index by 3 percentage points. Astute stock selection by the fund’s advisors enhanced the fund’s performance relative to the index (see the first table on page 1).

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and a 14% annualized growth rate for corporate earnings—making this the 15th consecutive quarter of double-digit growth.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Excellent stock selection helped your fund outperform

During the fiscal half-year, the Morgan Growth Fund achieved a 3-percentage-point advantage over its benchmark index, and surpassed the returns of the average multi-cap growth fund by nearly 1 percentage point. Eleven of the fund’s 12 industry sectors produced positive returns, with utilities the lone exception.

Two sectors, in particular, were areas of strength for the fund: information technology and industrials. The information technology sector returned 14%; among the sector’s important holdings, top contributors included relatively sizable positions in NVIDIA and Network Appliance. In addition, the fund’s relative return was enhanced by its limited exposure to tech giant Intel, which fell

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

on disappointing earnings and lower-than-expected shipments of desktop processors.

The industrials sector, which gained 27% for the period, was a strong contributor. Sound stock selection among capital goods companies was a key driver within the sector, with sizable returns from an overweighted position in mining equipment manufacturer Joy Global.

In contrast, the utilities sector was down during the half-year. Another drag on performance came from comparatively poor stock selection in the consumer discretionary sector, with most of the shortfall attributable to homebuilding companies, where a softening housing market took its toll on performance. XM Satellite Radio, a satellite radio service provider, was also down significantly during the period.

Your fund has compiled an excellent record over the long term, which reflects the skills of its three investment advisors. Their different methods—one advisor relies on traditional fundamental analysis, while two use quantitative methodologies—result in unique subportfolios that contribute to the fund’s diverse blend of over 330 stocks. Despite their varied strategies, the advisors remain focused on equities with solid valuations and above-average growth potential.

Annualized Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund

Morgan Growth Fund	0.41%	0.24%	1.65%

1 Fund expense ratios reflect the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Time is on your side in reaching your goals

As the prudent investor knows, time is your best ally in reaching your financial objectives. Over time, a balanced, well-diversified portfolio helps put you in position to reap the rewards of the best-performing assets while muting the risks of the worst-performing ones.

Vanguard has always counseled that the best strategy for reaching your long-term financial goals is to maintain a carefully considered, balanced portfolio with a mix of money market, bond, and stock mutual funds suitable to your own time horizon, risk tolerance, and objectives.

As one part of just such a balanced portfolio, the Morgan Growth Fund can play a vital role in helping you to move toward your goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 19, 2006

Fund Assets Managed	March 31, 2006
	$ Million	Percentage

Wellington Management Company, LLP	$2,521	38%

Franklin Portfolio Associates, LLC	1,948	29

Vanguard Quantitative Equity Group	1,893	29

Cash Investments[1]	265	4

Total	$6,627	100%

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Advisors’ Report

During the six months ended March 31, 2006, the Investor Shares and Admiral Shares of Vanguard Morgan Growth Fund both returned 10.0%. This performance reflects the combined efforts of your fund’s three independent advisors. The use of three advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Managers:
Robert D. Rands, CFA, Senior Vice President
Paul E. Marrkand, CFA, Vice President

Over the last six months our portion of the fund benefited primarily from favorable security selection in the information technology sector. Within information technology, the largest contributor to performance was NVIDIA, a graphics semiconductor company. Shares of NVIDIA rose as investors began to anticipate future growth opportunities for the company’s dominant graphics semiconductor business resulting from the rollout of several new products from

Vanguard Morgan Growth Fund Investment Advisors
Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Wellington Management Company, LLP	38	Traditional methods of stock selection--research and
		analysis--that identify companies believed to have
		above-average growth prospects, particularly those
		in industries undergoing change. Focuses on mid-
		and large-capitalization companies with proven
		records of sales and earnings growth, profitability,
		and cash-flow generation.

Franklin Portfolio Associates, LLC	29	Quantitative management using a blend of valuation
		and growth/momentum factors to drive stock
		selection decisions for a mid-cap growth subportfolio.

Vanguard Quantitative Equity Group	29	Quantitative management using models that assess
		valuation, marketplace sentiment, and balance-sheet
		characteristics of companies versus their peers.

Cash Investments1	4	--

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

manufacturers. Nokia and QUALCOMM were also meaningful contributors within the sector. Both of these companies are expected to generate strong profit growth in coming years as a result of widespread adoption of third-generation wireless technology. Positive stock selection within industrials also benefited the fund during the period, with notable performances from Boeing and Rockwell Collins. Both companies are expected to experience positive growth during the next aerospace cycle, which should last for several years.

The largest detractor from performance came from security selection in the consumer discretionary sector. XM Satellite Radio Holdings, whose shares fell after management missteps caused a decline in the company’s cash flow and market share, was a notably poor performer. We eliminated the holding during the period, as we no longer believe that management will be able to generate strong cash-flow growth in the coming years.

In terms of the economic environment, we remain concerned about the Federal Reserve Board’s aggressive monetary policy, the massive U.S. trade deficit, the ever-rising cost of energy, and the unsustainable appreciation in housing prices. We believe these impediments will reduce sales growth rates and profit levels for numerous companies over the next several years. This backdrop makes sustainable profit growth even more challenging for many companies. Therefore, we seek to invest in innovative companies with an ability to gain market share and to grow sales and profits at a solid rate despite a difficult economic environment. At the end of the fiscal period, for our portion of the fund, the largest overweight positions were in the technology, health care, and energy sectors, and the largest underweight positions were in the materials and consumer sectors.

Franklin Portfolio Associates, LLC

Portfolio Manager: John S. Cone, CFA

Mid-cap stocks have defied expectations with their continued strong performance. The Russell Midcap Growth index, the benchmark for our portion of the portfolio, returned over 11% for the six months ended March 31. Our stock selection process provides the portfolio with characteristics tilting toward positive momentum (stocks with near-term price and earnings growth momentum) and positive valuation (stocks with lower price-to-earnings ratios). This position contributed to the portfolio’s return during the period.

Our results for the half-year benefited from strong stock selection in a mix of industries including semiconductors (graphics processors and software for personal computers from NVIDIA, and semiconductor processing equipment from Lam Research), steel (Nucor), computer hardware (computer hard drives from Western Digital), medical providers (pharmacy services from Express Scripts), and specialty retailers such as Fastenal, a leader in wholesale industrial supplies.

The portfolio also received a boost from its mild overweights in heavy machinery, railroads, and restaurants, as well as its underweights in media and motor vehicle stocks. Returns were hampered by a position in Invitrogen, a biomedical company that provides products primarily for molecular biology research. The stock, which dropped significantly in October after a poorly received earnings announcement, has recovered somewhat since and remains in the portfolio.

Our investment process is currently identifying attractive mid-cap stocks in a variety of industries, including NVIDIA, Red Hat (open-source computer software), Patterson UTI Energy (oil and gas drilling), National Semiconductors (semiconductor design and manufacturing), and Norfolk Southern (railroads).

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

Our quantitative investment process evaluates a security’s attractiveness from three perspectives: valuation, investor sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but their effectiveness varies over shorter periods. For example, over the past six months, our balance-sheet model performed well but our valuation model did not add value to our portion of the portfolio. Our process evaluates securities relative to their peer group (for example, a technology stock compared with other tech stocks). We purchase our most attractively ranked stocks and sell those stocks we believe are overvalued based on our model’s output, while neutralizing exposure to risk characteristics (market capitalization, volatility, and industry group differences) versus the Morgan Stanley Capital International U.S. Prime Market Growth Index, our small-cap growth benchmark.

We do not maintain a “view” on the market or individual sectors that is applied in managing our portion of the portfolio. Our process is focused solely on overweighting those stocks in an industry group that we believe will outperform their peers while avoiding securities in the same industry group that we believe will underperform. As mentioned in our shareholder report to you six months ago, our portfolio positioning is both static and dynamic. It’s static from the standpoint that our portfolio always reflects the market capitalization and industry-group weightings of its benchmark. Yet, it’s also dynamic because we are regularly buying and selling securities within these market capitalization and industry groups based on our models’ assessments of individual securities, to try to outperform the return of the benchmark.

Fund Profile
 As of March 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	333	2006	4980

Median Market Cap	$17.1B	$29.3B	$26.3B

Price/Earnings Ratio	20.4x	22.6x	20.9x

Price/Book Ratio	3.8x	4.1x	2.9x

Yield		1.1%	1.6%

Investor Shares	0.7%

Admiral Shares	0.9%

Return on Equity	18.7%	19.6%	17.2%

Earnings Growth Rate	19.3%	18.6%	10.5%

Foreign Holdings	8.3%	0.0%	2.4%

Turnover Rate	89%[3]	--	--

Expense Ratio		--	--

Investor Shares	0.41%[3]

Admiral Shares	0.24%[3]

Short-Term Reserves	1%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	15%	14%	12%

Consumer Staples	6	11	8

Energy	7	4	9

Financials	8	7	22

Health Care	18	19	12

Industrials	13	15	11

Information Technology	27	27	16

Materials	2	2	4

Telecommunication Services	2	1	3

Utilities	1	0	3

Short-Term Reserves	1%

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.94	1.00	0.92	1.00

Beta	1.06	1.00	1.10	1.00

Ten Largest Holdings[4] (% of total net assets)

Microsoft Corp.	systems software	3.1%

The Procter & Gamble Co.	household products	1.9

General Electric Co.	industrial conglomerates	1.9

Oracle Corp.	systems software	1.6

NVIDIA Corp.	semiconductors	1.5

The Boeing Co.	aerospace and defense	1.4

QUALCOMM Inc.	Communications equipment	1.3

Medtronic, Inc.	health care equipment	1.2

UBS AG	Diversified capital markets	1.1

Rockwell Collins, Inc.	Aerospace and defense	1.1

Top Ten		16.1%

Investment Focus

1 Russell 3000 Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 30 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	12/31/1968	19.43%	5.48%	8.65%	0.69%	9.34%

Admiral Shares	5/14/2001	19.61	3.662	--	--	--

1 Six months ended March 31, 2006.
2 Return since inception.

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (96.2%)1
Consumer Discretionary (14.1%)
*Viacom Inc. Class B	1,679,900	65,180
Staples, Inc.	2,204,450	56,258
The Walt Disney Co.	2,010,000	56,059
Starwood Hotels & Resorts Worldwide, Inc.	681,600	46,165
News Corp., Class A	2,436,300	40,467
Hilton Hotels Corp.	1,579,500	40,214
Abercrombie & Fitch Co.	626,255	36,511
Darden Restaurants Inc.	806,000	33,070
Black & Decker Corp.	359,900	31,272
D. R. Horton, Inc.	924,233	30,703
*Career Education Corp.	806,800	30,441
*EchoStar Communications Corp. Class A	959,600	28,663
Home Depot, Inc.	623,500	26,374
American Eagle Outfitters, Inc.	800,440	23,901
KB HOME	364,100	23,659
Yum! Brands, Inc.	417,600	20,404
Dollar General Corp.	1,125,300	19,884
Claire's Stores, Inc.	517,000	18,772
Lennar Corp. Class A	284,400	17,172
*Pixar, Inc.	265,800	17,048
Lowe's Cos., Inc.	244,800	15,775
*Comcast Corp. Class A	576,051	15,069
Brinker International, Inc.	351,500	14,851
Publishing & Broadcasting Ltd.	1,044,242	12,878
Target Corp.	245,100	12,748
Barnes & Noble, Inc.	275,100	12,723
J.C. Penney Co., Inc. (Holding Co.)	160,900	9,720
Geox SpA	690,240	9,182
NIKE, Inc. Class B	102,600	8,731
*Starbucks Corp.	225,200	8,477
*Toll Brothers, Inc.	228,800	7,923
International Game Technology	219,700	7,738
*IAC/InterActiveCorp	250,700	7,388
Standard Pacific Corp.	216,900	7,292
Sherwin-Williams Co.	145,800	7,208
Polo Ralph Lauren Corp.	115,300	6,988
Pulte Homes, Inc.	175,700	6,750
*Getty Images, Inc.	83,794	6,274
Carnival Corp.	130,900	6,201
Meredith Corp.	100,800	5,624
The McGraw-Hill Cos., Inc.	96,800	5,578
*DIRECTV Group, Inc.	326,226	5,350
*The Goodyear Tire & Rubber Co.	366,900	5,313
International Speedway Corp.	99,000	5,039
Best Buy Co., Inc.	88,050	4,925
Omnicom Group Inc.	58,700	4,887
*Education Management Corp.	114,500	4,763
Boyd Gaming Corp.	94,600	4,724

Shares	Market Value• ($000)

Nordstrom, Inc.	117,400	4,600
*Liberty Media Corp.	557,499	4,577
*Sears Holdings Corp.	33,900	4,483
^Regal Entertainment Group Class A	236,300	4,445
Harley-Davidson, Inc.	72,200	3,746
Beazer Homes USA, Inc.	48,400	3,180
Advance Auto Parts, Inc.	72,870	3,034
News Corp., Class B	161,353	2,833
*Univision Communications Inc.	76,800	2,647
*Kohl's Corp.	44,100	2,338
Harte-Hanks, Inc.	80,100	2,191
Michaels Stores, Inc.	52,884	1,987
Clear Channel Communications, Inc.	55,299	1,604
*MGM Mirage, Inc.	32,000	1,379
*Lamar Advertising Co. Class A	20,944	1,102
Washington Post Co. Class B	1,380	1,072
*Comcast Corp. Special Class A	10,156	265
		937,819
Consumer Staples (5.5%)
The Procter & Gamble Co.	2,163,275	124,648
PepsiCo, Inc.	1,154,400	66,713
Wal-Mart Stores, Inc.	733,200	34,636
Altria Group, Inc.	341,200	24,177
The Pepsi Bottling Group, Inc.	467,400	14,204
The Coca-Cola Co.	314,200	13,156
Walgreen Co.	276,600	11,930
Brown-Forman Corp. Class B	128,490	9,890
CVS Corp.	300,200	8,967
Colgate-Palmolive Co.	152,000	8,679
Estee Lauder Cos. Class A	230,100	8,557
*The Kroger Co.	387,600	7,892
Anheuser-Busch Cos., Inc.	184,500	7,891
Costco Wholesale Corp.	138,599	7,507
Alberto-Culver Co. Class B	142,600	6,307
Sysco Corp.	120,600	3,865
Kellogg Co.	75,000	3,303
The Hershey Co.	44,300	2,314
The Clorox Co.	27,800	1,664
*Energizer Holdings, Inc.	17,200	912
		367,212
Energy (7.1%)
Patterson-UTI Energy, Inc.	1,695,381	54,184
ConocoPhillips Co.	736,900	46,535
*Petro-Canada	979,654	46,505
XTO Energy, Inc.	866,862	37,769
Chesapeake Energy Corp.	1,165,500	36,608
GlobalSantaFe Corp.	475,000	28,856
Petroleo Brasileiro Series A ADR	340,000	27,149
Schlumberger Ltd.	172,900	21,884
*Unit Corp.	357,600	19,936
Kinder Morgan, Inc.	206,000	18,950
EOG Resources, Inc.	242,500	17,460
*Pride International, Inc.	495,700	15,456
Tidewater Inc.	260,700	14,398
Halliburton Co.	176,000	12,852
ENSCO International, Inc.	168,600	8,674
Pioneer Natural Resources Co.	190,700	8,438
*Nabors Industries, Inc.	113,700	8,139
*Transocean Inc.	88,400	7,099
BJ Services Co.	190,700	6,598
Sunoco, Inc.	81,200	6,299
Baker Hughes, Inc.	84,000	5,746
*Grant Prideco, Inc.	115,700	4,957
Diamond Offshore Drilling, Inc.	39,300	3,517
Apache Corp.	48,300	3,164
Devon Energy Corp.	43,300	2,649
*Ultra Petroleum Corp.	35,600	2,218
Rowan Cos., Inc.	31,100	1,367
		467,407
Financials (7.7%)
UBS AG	656,000	72,140
American International Group, Inc.	968,221	63,990

Shares	Market Value• ($000)

Muenchener Rueckversicherungs- Gesellschaft AG
(Registered)	235,000	33,190
W.R. Berkley Corp.	541,349	31,431
ACE Ltd.	509,400	26,494
Legg Mason Inc.	158,600	19,877
Hudson City Bancorp, Inc.	1,492,800	19,839
Synovus Financial Corp.	699,700	18,955
American Express Co.	328,000	17,236
*E*TRADE Financial Corp.	617,500	16,660
TD Ameritrade Holding Corp.	786,800	16,421
AFLAC Inc.	356,900	16,107
IndyMac Bancorp, Inc.	377,600	15,455
Northern Trust Corp.	289,500	15,199
*CB Richard Ellis Group, Inc.	176,000	14,203
^Commerce Bancorp, Inc.	353,600	12,959
Moody's Corp.	145,800	10,419
The Chicago Mercantile Exchange	22,900	10,248
Franklin Resources Corp.	102,200	9,631
SEI Investments Co.	207,800	8,422
Progressive Corp. of Ohio	72,200	7,528
Prudential Financial, Inc.	96,300	7,301
Ambac Financial Group, Inc.	87,500	6,965
Federated Investors, Inc.	172,700	6,744
State Street Corp.	93,100	5,626
*Berkshire Hathaway Inc. Class B	1,630	4,910
SLM Corp.	89,900	4,669
Nuveen Investments, Inc. Class A	89,800	4,324
Golden West Financial Corp.	49,800	3,381
HCC Insurance Holdings, Inc.	93,600	3,257
Host Marriott Corp. REIT	138,200	2,957
Capital One Financial Corp.	31,701	2,553
The St. Joe Co.	21,000	1,320
General Growth Properties Inc. REIT	23,300	1,139
White Mountains Insurance Group Inc.	1,900	1,130
Forest City Enterprise Class A	12,134	572
		513,252
Health Care (17.0%)
Medtronic, Inc.	1,501,699	76,211
*Amgen, Inc.	941,200	68,472
Abbott Laboratories	1,483,812	63,017
*Express Scripts Inc.	619,800	54,480
Johnson & Johnson	873,000	51,699
Schering-Plough Corp.	2,343,420	44,502
AstraZeneca Group PLC ADR	798,700	40,119
Cardinal Health, Inc.	521,900	38,892
Sanofi-Aventis	400,768	37,951
Becton, Dickinson & Co.	602,100	37,077
AmerisourceBergen Corp.	696,400	33,615
*^Amylin Pharmaceuticals, Inc.	669,400	32,767
*Genzyme Corp.	417,700	28,078
*Endo Pharmaceuticals Holdings, Inc.	854,400	28,033
*Invitrogen Corp.	388,000	27,210
*St. Jude Medical, Inc.	610,600	25,035
Dade Behring Holdings Inc.	678,500	24,229
*Community Health Systems, Inc.	663,700	23,993
*MedImmune Inc.	630,000	23,045
Shionogi & Co., Ltd.	1,391,000	22,757
UnitedHealth Group Inc.	399,100	22,294
Eisai Co., Ltd.	493,100	21,480
Teva Pharmaceutical Industries Ltd. Sponsored ADR	500,000	20,590
*Coventry Health Care Inc.	306,500	16,545
*Sepracor Inc.	318,200	15,531
*WellPoint Inc.	193,972	15,019
*Alkermes, Inc.	625,000	13,781
*ICOS Corp.	589,100	12,990
*Hospira, Inc.	315,000	12,430
*Genentech, Inc.	139,299	11,772
Bausch & Lomb, Inc.	183,800	11,708
*Gilead Sciences, Inc.	167,700	10,434
Aetna Inc.	207,472	10,195
*Thermo Electron Corp.	273,200	10,133
McKesson Corp.	190,500	9,931
CIGNA Corp.	69,307	9,053
Baxter International, Inc.	231,700	8,992

Shares	Market Value• ($000)

Allergan, Inc.	82,800	8,984
Wyeth	175,998	8,539
Applera Corp.-Applied Biosystems Group	307,900	8,356
*Barr Pharmaceuticals Inc.	119,500	7,526
*Laboratory Corp. of America Holdings	116,400	6,807
*Lincare Holdings, Inc.	154,975	6,038
*Techne Corp.	97,300	5,852
Guidant Corp.	72,400	5,652
HCA Inc.	112,300	5,142
*Kinetic Concepts, Inc.	122,976	5,063
*Zimmer Holdings, Inc.	72,727	4,916
*Boston Scientific Corp.	180,400	4,158
*Triad Hospitals, Inc.	97,000	4,064
*Watson Pharmaceuticals, Inc.	140,000	4,024
PerkinElmer, Inc.	167,300	3,927
Health Management Associates Class A	164,100	3,540
*Medco Health Solutions, Inc.	61,275	3,506
*Forest Laboratories, Inc.	75,299	3,361
*Millennium Pharmaceuticals, Inc.	286,000	2,891
Quest Diagnostics, Inc.	43,700	2,242
C.R. Bard, Inc.	29,762	2,018
Stryker Corp.	37,400	1,658
Mylan Laboratories, Inc.	61,100	1,430
*Caremark Rx, Inc.	27,000	1,328
Universal Health Services Class B	14,000	711
		1,125,793
Industrials (12.6%)
General Electric Co.	3,552,200	123,546
The Boeing Co.	1,161,600	90,523
Rockwell Collins, Inc.	1,263,600	71,204
Emerson Electric Co.	655,000	54,778
General Dynamics Corp.	804,400	51,466
Norfolk Southern Corp.	921,400	49,820
Joy Global Inc.	607,350	36,301
Parker Hannifin Corp.	395,000	31,841
C.H. Robinson Worldwide Inc.	536,100	26,317
Manpower Inc.	427,300	24,433
Cummins Inc.	206,900	21,745
Robert Half International, Inc.	525,800	20,301
*^Ryanair Holdings PLC ADR	311,900	17,061
Caterpillar, Inc.	225,900	16,222
United Technologies Corp.	266,700	15,461
W.W. Grainger, Inc.	199,800	15,055
United Parcel Service, Inc.	186,600	14,812
Southwest Airlines Co.	801,200	14,414
The Corporate Executive Board Co.	141,500	14,277
Fastenal Co.	266,200	12,602
Lockheed Martin Corp.	133,800	10,052
Avery Dennison Corp.	169,100	9,889
*Thomas & Betts Corp.	186,100	9,562
FedEx Corp.	84,500	9,543
^Gol-Linhas Aereas Inteligentes S.A	352,216	9,439
*Alliant Techsystems, Inc.	104,000	8,026
L-3 Communications Holdings, Inc.	89,600	7,687
Precision Castparts Corp.	125,216	7,438
Rockwell Automation, Inc.	84,000	6,040
3M Co.	74,200	5,616
PACCAR, Inc.	74,500	5,251
Herman Miller, Inc.	151,300	4,904
Waste Management, Inc.	124,900	4,409
Aramark Corp. Class B	136,800	4,041
J.B. Hunt Transport Services, Inc.	144,700	3,117
Fluor Corp.	32,400	2,780
Republic Services, Inc. Class A	40,700	1,730
Masco Corp.	39,000	1,267
*Monster Worldwide Inc.	22,215	1,108
		834,078
Information Technology (26.7%)
Communications Equipment (4.0%)
QUALCOMM Inc.	1,719,900	87,044

Shares	Market Value• ($000)

Nokia Corp. ADR	2,613,200	54,146
*Cisco Systems, Inc.	1,758,000	38,096
*Corning, Inc.	852,500	22,941
*CSR Plc	920,000	19,071
Motorola, Inc.	819,099	18,766
Harris Corp.	357,000	16,883
*Avaya Inc.	431,200	4,873
ADTRAN Inc.	175,400	4,592
*Lucent Technologies, Inc.	631,500	1,926
Computers & Peripherals (3.6%)
*Network Appliance, Inc.	1,397,400	50,348
*Dell Inc.	1,463,000	43,539
*EMC Corp.	3,004,400	40,950
International Business Machines Corp.	487,700	40,221
*Western Digital Corp.	1,577,800	30,657
*NCR Corp.	475,700	19,880
*Apple Computer, Inc.	247,300	15,511
Electronic Equipment & Instruments (2.0%)
*Jabil Circuit, Inc.	985,100	42,221
CDW Corp.	468,200	27,554
Hon Hai Precision Industry Co., Ltd.	2,959,669	18,260
*Mettler-Toledo International Inc.	175,500	10,590
*Agilent Technologies, Inc.	270,800	10,169
Amphenol Corp.	161,600	8,432
*Ingram Micro, Inc. Class A	421,100	8,422
Molex, Inc.	188,200	6,248
*Flextronics International Ltd.	57,026	590
Internet Software & Services (0.7%)
*Google Inc.	58,500	22,815
*eBay Inc.	334,400	13,062
*Yahoo! Inc.	359,000	11,581
*VeriSign, Inc.	75,600	1,814
IT Services (2.7%)
Accenture Ltd.	1,859,200	55,906
*Fiserv, Inc.	1,021,900	43,482
*DST Systems, Inc.	417,000	24,161
*Affiliated Computer Services, Inc. Class A	294,500	17,570
First Data Corp.	183,700	8,601
Automatic Data Processing, Inc.	169,200	7,729
*Ceridian Corp.	273,200	6,953
Global Payments Inc.	127,900	6,780
Electronic Data Systems Corp.	167,400	4,491
*CheckFree Corp.	22,608	1,142
*Alliance Data Systems Corp.	19,776	925
Semiconductors & Semiconductor Equipment (6.2%)
*NVIDIA Corp.	1,754,000	100,434
National Semiconductor Corp.	2,196,800	61,159
*LAM Research Corp.	1,155,700	49,695
*Altera Corp.	2,360,000	48,710
Intel Corp.	1,769,400	34,238
Microchip Technology, Inc.	858,400	31,160
*Broadcom Corp.	571,700	24,675
*ASML Holding (New York)	770,000	15,685
Texas Instruments, Inc.	474,900	15,420
*Advanced Micro Devices, Inc.	429,600	14,246
Applied Materials, Inc.	476,199	8,338
*MEMC Electronic Materials, Inc.	154,100	5,689
*Agere Systems Inc.	33,700	507
Software (7.5%)
Microsoft Corp.	7,466,200	203,155
*Oracle Corp.	7,798,800	106,766
*Adobe Systems, Inc.	1,298,800	45,354
*Red Hat, Inc.	1,350,900	37,798
SAP AG	128,000	27,712
Fair Isaac, Inc.	435,700	17,262
*Mercury Interactive Corp.	455,500	15,840
*Compuware Corp.	1,529,042	11,972

Shares	Market Value• ($000)

*salesforce.com, Inc.	215,000	7,811
*McAfee Inc.	279,514	6,801
*BMC Software, Inc.	297,199	6,437
*Symantec Corp.	181,800	3,060
*Novell, Inc.	392,400	3,014
*Autodesk, Inc.	57,800	2,226
*Cadence Design Systems, Inc.	29,600	547
		1,774,653
Materials (2.0%)
Freeport-McMoRan Copper & Gold, Inc. Class B	901,664	53,892
Nucor Corp.	466,000	48,832
Phelps Dodge Corp.	154,796	12,466
Allegheny Technologies Inc.	132,000	8,076
Newmont Mining Corp. (Holding Co.)	131,098	6,803
		130,069
Telecommunication Services (2.1%)
Sprint Nextel Corp.	2,148,004	55,504
*Nextel Partners, Inc.	968,700	27,434
Mobile Telesystems ADR	725,000	23,998
America Movil SA de CV Series L ADR	565,000	19,357
*NII Holdings Inc.	104,900	6,186
Telephone & Data Systems, Inc.	106,400	4,196
*Qwest Communications International Inc.	247,500	1,683
		138,358
Utilities (0.5%)
*AES Corp.	934,600	15,944
Equitable Resources, Inc.	202,700	7,401
TXU Corp.	152,400	6,821
		30,166
Exchange-Traded Fund (0.9%)
^2Vanguard Growth VIPERs	1,044,900	57,626
Total Common Stocks
(Cost $5,388,264)		6,376,433
Temporary Cash Investments (4.3%)1
Money Market Fund (3.5%)
3Vanguard Market Liquidity
Fund, 4.715%	178,550,981	178,551
3Vanguard Market Liquidity
Fund, 4.715%--Note G	51,086,200	51,086
		229,637
	Face
	Amount
	($000)
Repurchase Agreement (0.6%)
Goldman Sachs & Co. 4.850%,
4/3/06 (Dated 3/31/06,
Repurchase Value $39,016,000,
collateralized by Federal Home
Loan Mortgage Corp.,4.500%-
6.500%, 8/1/11-1/1/36)	39,000	39,000
U.S. Agency Obligation (0.2%)
4Federal National Mortgage Assn
54.419%, 4/12/2006	14,000	13,984
Total Temporary Cash Investments
(Cost $282,618)		282,621
Total Investments (100.5%)
(Cost $5,670,882)		6,659,054
Other Assets and Liabilities (-0.5%)
Other Assets--Note C		76,899
Liabilities--Note G		(109,177)
		(32,278)
Net Assets (100%)		6,626,776

At March 31, 2006, net assets consisted of:[6]
		Amount
	($000)
Paid-in Capital	5,655,819
Undistributed Net Investment Income	11,076
Accumulated Net Realized Losses	(29,062)
Unrealized Appreciation (Depreciation)
Investment Securities	988,172
Futures Contracts	791
Foreign Currencies	(20)
Net Assets	6,626,776
Investor Shares--Net Assets
Applicable to 274,659,022 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,118,443
Net Asset Value Per Share--
Investor Shares	$18.64
Admiral Shares--Net Assets
Applicable to 26,091,939 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,508,333
Net Asset Value Per Share--
Admiral Shares	$57.81

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 1.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
5 Securities with a value of $13,984,000 have been segregated as initial margin for open futures contracts.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends[1]	33,611

Interest[1]	6,109

Security Lending	448

Total Income	40,168

Expenses

Investment Advisory Fees--Note B

Basic Fee	2,523

Performance Adjustment	551

The Vanguard Group--Note C

Management and Administrative

Investor Shares	6,801

Admiral Shares	754

Marketing and Distribution

Investor Shares	678

Admiral Shares	161

Custodian Fees	58

Shareholders' Reports

Investor Shares	71

Admiral Shares	1

Trustees' Fees and Expenses	4

Total Expenses	11,602

Expenses Paid Indirectly--Note D	(437)

Net Expenses	11,165

Net Investment Income	29,003

Realized Net Gain (Loss)

Investment Securities Sold[1]	386,286

Futures Contracts	3,335

Foreign Currencies	(233)

Realized Net Gain (Loss)	389,388

Change in Unrealized Appreciation (Depreciation)

Investment Securities	161,231

Futures Contracts	(181)

Foreign Currencies	(39)

Change in Unrealized Appreciation (Depreciation)	161,011

Net Increase (Decrease) in Net Assets Resulting from Operations	579,402

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $309,000, $3,926,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	29,003	43,197

Realized Net Gain (Loss)	389,388	345,489

Change in Unrealized Appreciation (Depreciation)	161,011	370,462

Net Increase (Decrease) in Net Assets Resulting from Operations	579,402	759,148

Distributions

Net Investment Income

Investor Shares	(25,348)	(29,142)

Admiral Shares	(9,445)	(4,441)

Realized Capital Gain

Investor Shares	--	--

Admiral Shares	--	--

Total Distributions	(34,793)	(33,583)

Capital Share Transactions--Note H

Investor Shares	149,666	(210,401)

Admiral Shares	283,605	505,807

Net Increase (Decrease) from Capital Share Transactions	433,271	295,406

Total Increase (Decrease)	977,880	1,020,971

Net Assets

Beginning of Period	5,648,896	4,627,925

End of Period[1]	6,626,776	5,648,896

1 Including undistributed net investment income of $11,076,000 and $17,099,000.

Financial Highlights

Morgan Growth Fund Investor Shares
	Six Months Ended Mar. 31,	Year Ended September 30,				Jan. 1 to Sept. 30,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2000

Net Asset Value,

Beginning of Period	$17.04	$14.77	$13.34	$10.49	$12.71	$17.08	$22.92

Investment Operations

Net Investment Income	.077	.1292	.05	.04	.049	.06	.16

Net Realized and Unrealized

Gain (Loss) on Investments	1.618	2.246	1.42	2.85	(2.194)	(4.38)	(2.90)

Total from Investment

Operations	1.695	2.375	1.47	2.89	(2.145)	(4.32)	(2.74)

Distributions

Dividends from Net

Investment Income	(.095)	(.105)	(.04)	(.04)	(.075)	--	(.15)

Distributions from

Realized Capital Gains	--	--	--	--	--	(.05)	(2.95)

Total Distributions	(.095)	(.105)	(.04)	(.04)	(.075)	(.05)	(3.10)

Net Asset Value,

End of Period	$18.64	$17.04	$14.77	$13.34	$10.49	$12.71	$17.08

Total Return	9.97%	16.12%	11.03%	27.62%	-17.04%	-25.33%	-12.51%

Ratios/Supplemental Data

Net Assets,

End of Period (Millions)	$5,118	$4,539	$4,115	$3,329	$2,369	$3,066	$4,661

Ratio of Total Expenses to
Average Net Assets3	0.41%[4]	0.41%	0.44%	0.50%	0.48%	0.43%[4]	0.40%

Ratio of Net Investment
Income to Average Net Assets	0.91%[4]	0.82%[2]	0.32%	0.31%	0.37%	0.49%4	0.73%

Portfolio Turnover Rate	89%	88%	88%	91%	104%	53%	94%

1 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.044 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.01%, 0.00%, 0.00%, 0.02%, and (0.01%).
4 Annualized.

Morgan Growth Fund Admiral Shares
	Six Months Ended Mar. 31,	Year Ended September 30,				May 14[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$52.91	$45.84	$41.40	$32.58	$39.44	$50.00

Investment Operations

Net Investment Income	.286	.5003	.212	.17	.20	.12

Net Realized and Unrealized Gain (Loss)

on Investments	5.012	6.956	4.416	8.83	(6.79)	(10.68)

Total from Investment Operations	5.298	7.456	4.628	9.00	(6.59)	(10.56)

Distributions

Dividends from Net Investment Income	(.398)	(.386)	(.188)	(.18)	(.27)	--

Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.398)	(.386)	(.188)	(.18)	(.27)	--

Net Asset Value, End of Period	$57.81	$52.91	$45.84	$41.40	$32.58	$39.44

Total Return	10.04%	16.32%	11.19%	27.73%	-16.90%	-21.12%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,508	$1,110	$513	$390	$246	$267

Ratio of Total Expenses to
Average Net Assets4	0.24%5	0.24%	0.30%	0.36%	0.36%	0.36%5

Ratio of Net Investment Income to
Average Net Assets	1.08%5	0.96%3	0.47%	0.45%	0.49%	0.56%5

Portfolio Turnover Rate	89%5	88%	88%	91%	104%	53%

1 Inception.
2 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
3 Net investment income per share and the ratio of net investment income to average net assets include $0.184 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
4 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.01%, 0.00%, 0.00%, and 0.02%.
5 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index; the basic fee of Franklin Portfolio Associates, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $265,000 for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $551,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $715,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $435,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2005, the fund had available realized losses of $417,320,000 to offset future net capital gains of $61,202,000 through September 30, 2010, and $356,118,000 through September 30, 2011.

During the six months ended March 31, 2006, the fund realized net foreign currency losses of $233,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from undistributed net investment income to accumulated net realized losses.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $988,172,000, consisting of unrealized gains of $1,085,274,000 on securities that had risen in value since their purchase and $97,102,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	478	155,744	973

E-mini S&P 500 Index	650	42,357	(182)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2006, the fund purchased $3,072,515,000 of investment securities and sold $2,598,337,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2006, was $50,392,000, for which the fund received cash collateral of $51,086,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	536,366	30,059	761,581	47,482

Issued in Lieu of Cash Distributions	24,672	1,378	28,186	1,757

Redeemed	(411,372)	(23,182)	(1,000,168)	(61,446)

Net Increase (Decrease)--Investor Shares	149,666	8,255	(210,401)	(12,207)

Admiral Shares

Issued	351,586	6,348	575,357	11,175

Issued in Lieu of Cash Distributions	6,969	125	3,187	64

Redeemed	(74,950)	(1,353)	(72,737)	(1,457)

Net Increase (Decrease)--Admiral Shares	283,605	5,120	505,807	9,782

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
Morgan Growth Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period1

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,099.70	$2.15

Admiral Shares	1,000.00	1,100.44	1.26

Based on Hypothetical 5% Return

Investor Shares	$1,000.00	$1,022.89	$2.07

Admiral Shares	1,000.00	1,023.73	1.21

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed investment advisory arrangements with the fund’s three advisors: Wellington Management Company, LLP; Franklin Portfolio Associates, LLC; and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that retention of these advisors was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

• Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since 1984. The investment team at Wellington Management uses traditional methods of stock selection to identify companies that it believes have above-average growth prospects, particularly those in industries undergoing change.

• Franklin Portfolio Associates. Franklin Portfolio Associates, which was founded in 1982, is known for quantitative equity management combining investment experience, financial databases, and computer modeling. In seeking to identify attractive mid-capitalization growth stocks, the investment team employs more than 40 computer models covering a broad range of public data.

• The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management or Franklin in determining whether to approve the advisory fee, because the two firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not consider a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Wellington Management and Franklin. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Wellington Management and Franklin increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Morgan, VIPERs,
Connect with Vanguard, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard's proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund's current prospectus	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.